EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 22, 1999, included in Texoil, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 1998, and to all references to our Firm included in this Registration Statement.



                                          /s/ ARTHUR ANDERSEN LLP
                                              Arthur Andersen LLP

Houston, Texas
May 18, 1999